CONSULTING AGREEMENT

THIS AGREEMENT dated effective as of the 1st day of September, 2015 ("Effective Date").

BETWEEN:
STEVEN H. BULWA, business person, having an address at 2837 Yonge St., Unit 204, Toronto, ON M4N 0A7

(hereinafter called the "Consultant”)

 OF THE FIRST PART

AND:
CELL MEDX CORP., a company incorporated under the laws of the State of Nevada, having an address located at 74 N. Pecos Road, Suite D, Henderson NV 89074

(hereinafter called the “Company”)

 OF THE SECOND PART

WHEREAS, the Company wishes to engage the Consultant as an independent consultant to provide the services to the Company as, and subject to the terms and conditions, set forth in this Agreement, and Consultant wishes to provide such services, subject to the terms and conditions set forth herein.

THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.	CONSULTING SERVICES

1.1 The Company hereby engages the Consultant to provide the Consulting Services to the Company in accordance with the terms and conditions of this Agreement and the Consultant hereby accepts such engagement.

1.2 The Consultant agrees to  perform the following services and undertake the following responsibilities and duties to the Company as consulting services, subject to the supervision and control of the Board of Directors of the Company (the "Consulting Services"):

(2.a)	Respond to general inquiries;
(2.b)	Handle inbound calls and emails and redirect inquires to appropriate company officers as required;
(2.c)	Assist the Company with redevelopment and updates to existing PowerPoint presentation and other various presentation material;
(2.d)	Attend trade shows as required;
(2.e)	Assist the Company with a market awareness program; and
(2.f)	Perform such other duties and observe such instructions as may be reasonably assigned from time to time by or on behalf of the CEO and the VP of Corporate Strategy.

1.3 The Consultant shall devote a minimum of 40 hours per month in performing the Consulting Services to the Company.

1.4 The Consultant will at all times be an independent contractor and the Consultant will not be deemed to be an employee, officer or director of the Company.  The Consultant shall be responsible for all taxes or deductions as required, or remitted in the Consultant’s country of domicile.

1.5 The Consultant shall comply with all applicable federal, state and local laws, statutes and regulations and the lawful requirements and directions of any governmental or administrative authority having jurisdiction with respect to the Consulting Services, including, without limitation, the United States  Securities Act of 1933 and the United States Securities Exchange Act of 1934, each as amended (the “Securities Act” and the “Exchange Act,” respectively) and any applicable state securities laws, and agrees to indemnify the Company against all claims, loss, damages and expenses incurred by the Consultant's violation of any laws, statutes or regulations.

1.6 The Consultant is not a registered broker or dealer under the Exchange Act or under any other applicable securities laws, and, will not during the term of this Agreement, engage in any activities that would require the Consultant to register as a broker or dealer under the Exchange Act or under any other applicable securities laws.

1.7 The Consultant will not make any representations concerning the Company without the prior authorization of the Board of Directors and the Consultant will not knowingly make any untrue statement of a material fact regarding the Company, nor knowingly omit to state a material fact required to be stated or necessary to make any statement by the Consultant not misleading.

1.8 The Consultant will not, without the prior authorization of the Board of Directors, distribute any materials or make any representations about the Company, its business or its prospects, other than the Company’s public filings with the United States Securities and Exchange Commission (the “SEC”), and any other information already in the public domain including but not limited to news releases, website material, and PowerPoint presentations.

2.	CONSULTING FEE, SHARES, WARRANTS AND REIMBURSEMENT OF EXPENSES

2.1 In consideration for the Consultant’s agreement to provide the Consulting Services, upon execution of this Agreement by each of the parties hereto, the Company shall issue to the Consultant non- transferrable share purchase options to acquire an aggregate of up to 150,000 shares of the Company’s common stock at an exercise price of $0.20 per share for a period expiring on September 1, 2017 (the “Options”), which Options shall be subject to the terms and conditions set forth in the form of option agreement attached as Exhibit “A” to this Agreement (the “Option Agreement”). Concurrent with the execution of this Agreement, each of the Consultant and the Company will execute and deliver to the other the Option Agreement, together with any applicable schedules thereto.

2.2 In addition to the Consulting Fee, upon the submission of proper vouchers and other authorizations in accordance with the Company’s expense and reimbursement policies and procedures as may exist from time to time, the Company will reimburse the Consultant for all normal and reasonable travel and other specific expenses incurred by the Consultant during the Term and in connection with the performance by the Consultant of the Consulting Services.

3.	TERM OF SERVICES

3.1 The Consultant shall provide the Consulting Services to the Company for a term beginning on the date of this Agreement and continuing until December 31, 2015 (the “Termination Date”), unless this Agreement is terminated earlier or extended in accordance with the terms and conditions set forth in this Agreement (the “Term”)

3.2 The Company may terminate this Agreement prior to the Termination Date:  (i) at any time on thirty (30) days’ prior written notice upon the occurrence of any of the following events (each an “Event of Default”):

(a)	the Consultant’s commission of an act of fraud, theft or embezzlement or other similar willful misconduct;

(b)	the neglect or breach by the Consultant of his material obligations or agreements under this Agreement; or

(c)	the Consultant’s refusal to follow the lawful directives of the Board of Directors of the Company.

provided, that written notice of the Event of Default has been delivered to the Consultant, and further provided that, in the case of Section 3.2(b) or 3.2(c), the Consultant has failed to remedy such Event of Default within thirty (30) days of the date such written notice was delivered to the Consultant. For greater clarity, the Consultant shall have no opportunity to cure an Event of Default listed in Section 3.2(a).

3.3 The Consultant may terminate this Agreement at any time prior to the Termination Date upon thirty (30) days’ prior written notice.

4.	PROPRIETARY INFORMATION AND DEVELOPMENTS

4.1 Confidential Information. The Consultant acknowledges and agrees that, during the course of providing the Consulting Services to the Company, he will have access to secret and confidential information relating to the Company (the “Confidential Information”) and that the following restrictive covenants are necessary to protect the interests and continued success of Company.  Except in the course of the performance of the duties of the Consultant hereunder during the Term in good faith for the sole and exclusive benefit of the Company and in accordance with such confidentiality practices as may be established from time to time by the Company, and except where required by law, the Consultant shall not disclose any Confidential Information to any person or entity at any time during or after the expiration or earlier termination of this Agreement.  As used in this Agreement, Confidential Information includes, without limitation, all information of a technical or commercial nature (such as information consisting of research and development, patents, trademarks and copyrights and applications thereto, formulas, codes, computer programs, software, methodologies, processes, innovations, software tools, know-how, knowledge, designs, drawings specifications, concepts, data, reports, techniques, documentation, pricing, marketing plans, customer and prospect lists, trade secrets, financial information, salaries, business affairs, suppliers, profits, markets, sales strategies, forecasts and personnel information), whether written or oral, relating to the Company or the business and affairs of the Company, its customers and/or other business associates identified in writing by the Company as being "Confidential Information."  The term "Confidential Information" shall not include information that (i) has been made available to the public generally through no fault of or no breach of any duty or obligation owed by the Consultant;  (ii) that the Company regularly gives to third parties without restriction on use or disclosure; (iii) that is shown by documentary evidence to have been independently developed by the Consultant after the date the Consultant ceases to act for the Company in any capacity, without access to or utilizing any relevant Confidential Information; or (iv) that has been received lawfully and in good faith after the date the Consultant ceases to act for the Company in any capacity from a third party who did not derive it from the Company.  If the Consultant is required by law, including, without limitation, by subpoena or civil discovery request, to disclose any Confidential Information, the Consultant shall immediately notify the Company in writing of the particulars of such requested disclosure and shall reasonably cooperate with the Company in seeking a protective order prohibiting or limiting such disclosure to the extent permitted by law.  In any event, the Consultant shall limit its disclosure of Confidential Information to that portion of such Confidential Information that it is legally required to disclose.

4.2 Non-Competition.  The Consultant agrees that during the period beginning on the date of this Agreement and ending on the date that the Consultant ceases to act for the Company in any capacity whatsoever (the “Restricted Period”), the Consultant will not, directly or indirectly, whether or not for compensation, be engaged in or have any financial interest in any business, wherever located, competing with or which may compete with the Company in any business that the Company is engaged in, or that the Consultant knows or reasonably should know, that the Company intends to engage in in each case during the Restricted Period (the “Company Business”).  For purposes of this Agreement, the Consultant will be deemed to be "engaged in or to have a financial interest in" a business if the Consultant is an owner, shareholder, employee, officer, director, partner, agent, consultant, service provider, representative, salesperson, advisor, investor, principal, joint venturer or member of or to any Person (defined below), which is engaged in such a business, or if the Consultant directly or indirectly receives remuneration from or performs services for such a Person, or if a member of such Consultant's Immediate Family (defined below) beneficially owns an equity interest, or interest convertible into equity, in any such entity; provided, however, that the foregoing will not prohibit the Consultant from owning, for the purpose of passive investment, less than 5% of any class of securities of a publicly held corporation actively traded on a national securities exchange, the U.S. over-the-counter securities markets or any foreign securities exchange or market.  “Person” means any individual, corporation, trust, association, partnership, proprietorship, joint venture or other entity.  “Immediate Family” means an individual’s spouse or children.

4.3 Non-Solicitation / Non-Interference.  During the Restricted Period the Consultant shall not, directly or indirectly, acting as an employee, owner, shareholder, partner, member, joint venturer, contractor, advisor, representative, officer, director, agent, salesperson, consultant, service provider, advisor, investor or principal of any Person:

(3.a)
solicit, advise, provide or sell, directly or indirectly, any services or products of the same or similar nature to services or products of the Company to any client or prospective client of the Company in the Company Business.  For purposes of this Agreement the term “prospective client” shall mean any Person or group of associated Persons whose business the Company has solicited at any time from the date of this Agreement to the date that the Consultant ceases to act for the Company in any capacity whatsoever (the “Service Period”);

(3.b)
solicit, request or otherwise attempt to induce or influence, directly or indirectly, any present client, distributor or supplier, or prospective client, distributor or supplier, of the Company, or other Persons sharing a business relationship with the Company, to cancel, limit or postpone their business with the Company, or otherwise take action which might be to the disadvantage of the Company; or

(3.c)
hire or solicit for employment, directly or indirectly, or induce or actively attempt to influence, any employee, officer, director, agent, contractor or other business associate of (i) the Company or (ii) of any other Person, if such Person's primary responsibilities were related to the Company during the Service Period to terminate his or, her employment or discontinue such person's consultant, contractor or other business association with the Company or the Company’s affiliates.

4.4 Scope of Restrictive Covenants.  In the event that any of the provisions of this Article 4 should ever be adjudicated to exceed the time, geographic, product or service and/or other limitations permitted by applicable law in any jurisdiction, then such provisions shall be deemed reformed in such jurisdiction to the maximum time, geographic, product or service and/or other limitations permitted by applicable law.  If the covenants of this Article 4 are determined to be wholly or partially unenforceable in any jurisdiction, such determination shall not be a bar to or in any way diminish the Company’s right to enforce such covenants in any other jurisdiction.

4.5 Injunctive Relief.  The Consultant acknowledges and agrees that in the event of a breach or threatened breach of the provisions of this Article 4, the Company may suffer irreparable harm and money damages alone would not afford the Company an adequate remedy and, therefore, the Company shall be entitled to obtain immediate injunctive relief, including, without limitation, a temporary restraining order and a preliminary and permanent injunction, in any court of competent jurisdiction (without being obligated to post a bond or other collateral) restraining the Consultant from such breach or threatened breach of the restrictive covenants contained in this Article 4.  Nothing in this Section shall be construed as prohibiting the Company from pursuing any other remedies available to it for such breach or threatened breach, including, without limitation, the recovery of monetary damages from the Consultant.

5.	PARTIES BENEFITED; ASSIGNMENTS

5.1 This Agreement shall be binding upon, and inure to the benefit of, the Consultant, his heirs and his personal representative or representatives, and upon the Company and its successors and assigns. Neither this Agreement nor any rights or obligations hereunder may be assigned by the Consultant.

6.	NOTICES

6.1 Any notice required or permitted by this Agreement shall be in writing, sent by registered or certified mail, return receipt requested, or by overnight courier, addressed to the Board and the Company at its then principal office, or to the Consultant at the address set forth in the preamble, as the case may be, or to such other address or addresses as any party hereto may from time to time specify in writing for the purpose in a notice given to the other parties in compliance with this Section NOTICES. Notices shall be deemed given when delivered.

7.	GOVERNING LAW

7.1 This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada and each party hereto adjourns to the jurisdiction of the courts of the State of Nevada.

8.	REPRESENTATIONS AND WARRANTIES

8.1 The Consultant represents and warrants to the Company that (a) the Consultant is under no contractual or other restriction which is inconsistent with the execution of this Agreement, the performance of his duties hereunder or other rights of Company hereunder, and (b) the Consultant is under no physical or mental disability that would hinder the performance of his duties under this Agreement.

9.	MISCELLANEOUS

9.1 This Agreement contains the entire agreement of the parties relating to the subject matter hereof.

9.2 This Agreement supersedes any prior written or oral agreements or understandings between the parties relating to the subject matter hereof.

9.3 No modification or amendment of this Agreement shall be valid unless in writing and signed by or on behalf of the parties hereto.

9.4 A waiver of the breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any subsequent breach of the same or any other term or condition.

9.5 This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be held invalid or unenforceable, such invalidity and unenforceability shall not affect the remaining provisions hereof and the application of such provisions to other persons or circumstances, all of which shall be enforced to the greatest extent permitted by law.

9.6 The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of any provision hereof.

9.7 During the Term, the Company agrees to use commercially reasonable efforts to maintain the registration of its Common Stock under Section 12(b) or 12(g) of the Securities Exchange Act of 1934.

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9.8 This Agreement may be executed in one or more counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the 23 day of September, 2015.

/s/ Steven Bulwa
__________________________
STEVEN BULWA

Cell MedX Corp.
by its authorized signatory:

/s/ Frank McEnulty
_______________________
FRANK McENULTY
Chief Executive Officer

Exhibit “A”

Form of Option Agreement

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.

THE OPTIONS GRANTED PURSUANT TO THIS AGREEMENT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE OPTIONS AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY APPLICABLE STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.  "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.

HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

NON-QUALIFIED STOCK OPTION AGREEMENT
OF
CELL MEDX CORP.
A Nevada Corporation

THIS AGREEMENT is made between CELL MEDX CORP., a Nevada corporation (hereinafter referred to as the "Company"), and STEVEN H. BULWA of 2837 Yonge Street, Suite 204, Toronto, ON M4N 0A7, Canada (hereinafter referred to as the “Optionee”), effective as of the ____ day of ____________________, 2015 (the “Grant Date”).

1.
Options Granted.  The Company hereby grants the Optionee non-qualified stock options (the “Options”) to purchase up to an aggregate of ONE HUNDRED AND FIFTY THOUSAND (150,000) shares of the Company’s common stock, par value $0.001 per share, exercisable at an initial exercise price of $0.20 per share (the “Exercise Price”), subject to adjustment as set forth in this Agreement, for a term commencing on the Grant Date and expiring at 5:00 pm (Pacific Time) on the Expiration Date, as hereinafter defined, provided that the right of the Optionee to exercise the Options is subject to compliance with the registration or prospectus requirements of the United States Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the “US Securities Act”), any applicable state securities laws and any applicable Canadian securities laws, or the availability of applicable exemptions from such registration or prospectus requirements.

2.
Term and Termination of Options.  The Options vest immediately on the Grant Date and expire on the earlier of September 1, 2017, or on the date that the Company provides the Optionee written notice of an Event of Default pursuant to the terms of that Consulting Agreement between the Company and the Optionee dated effective as of September 1, 2015 (the “Consulting Agreement”), provided that, the Event of Default listed in Section 3.2(b) or (c) of the Consulting Agreement remains uncured within the prescribed period (the “Expiration Date”).

3.
Method of Exercise.  To exercise any Options that have vested and become exercisable under this Agreement, the Optionee shall complete and execute the form of Notice of Exercise attached as Schedule “A” to this Agreement, or such other form of written notice acceptable to the Company, and shall deliver such notice to the Company at its principal place of business together with payment in full of the aggregate exercise price for such Options by check or other method of payment acceptable to the Company, at its sole discretion.

4. US Resale Restrictions.

(a)
The Optionee acknowledges and agrees that the Company’s securities being offered to it under this Agreement are, or will be, “restricted securities” as defined in Rule 144 of the US Securities Act and that the offer of such securities to the Optionee is being made pursuant to an exemption from the registration requirements of the US Securities Act.

(b)
The Optionee acknowledges and agrees that, notwithstanding any other provision of this Agreement, the Options may not be exercised, and the Options and the shares issuable to the Optionee upon the exercise of such Options (the “Option Shares”) may not be reoffered, resold or otherwise transferred, except pursuant to an effective registration statement under the US Securities Act and any applicable state securities laws, or pursuant to an available exemption from such registration requirements.  The Optionee further agrees that the Company will refuse to register any transfer of the Options or the Option Shares not made in accordance with the provisions of Regulation S of the US Securities Act, pursuant to an effective registration under the US Securities Act and any applicable state securities laws, or pursuant to an available exemption from such registration requirements.

(c)	The Optionee agrees not to engage in hedging transactions with regard to the Options or the Option Shares unless in compliance with the US Securities Act.

(d)
The Optionee acknowledges and agrees that, unless there is a registration statement under US Securities Act regarding the exercise of the Options, and such registration statement is effective at the time the Options are exercised (or any portion thereof), all certificates representing the Option Shares issued as a result of such exercise will be endorsed with a restrictive legend substantially similar to the following:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT.   SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

5. Canadian Resale Restrictions.

(a)
The Optionee acknowledges and agrees that the Company is an “OTC reporting issuer” as that term is defined in Canadian Multilateral Instrument 51-105 – Issuers Quoted in the U.S. Over-the-Counter Markets, as amended (“MI 51-105”), and that the Option Shares will be, issued and sold pursuant to exemptions from the prospectus requirements of applicable Canadian securities laws.  The Optionee further acknowledges and agrees that (i) the Options and the Option Shares may not be traded in or from a jurisdiction in Canada unless such trade is made in accordance with the provisions of MI 51-105; (ii) the Optionee will, and will cause its affiliates to, comply with such conditions in making any trade of the Options or Option Shares in or from a jurisdiction in Canada; and (iii) the Company will refuse to register any transfer of the Options or Option Shares made in connection with a trade of such securities in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105.  Notwithstanding the generality of the forgoing, as of the date hereof, MI 51-105 generally provides that securities may not be traded in or from a jurisdiction in Canada unless the following conditions have been met:

(i)	A four month period has passed from the later of (i) the date that the Company distributed the securities, and (ii) the date the securities were distributed by a control person of the Company;

(ii)	If the person trading the securities is a control person of the Company, such person has held the securities for at least 6 months;

(iii)
The number of securities that the person proposes to trade, plus the number of securities of the same class that such person has traded in the preceding 12 months, does not exceed 5% of the Company’s outstanding securities of the same class;

(iv)	The trade is made through an investment dealer registered in a jurisdiction in Canada;

(v)	The investment dealer executes the trade through any of the over-the-counter markets in the United States;

(vi)	There has been no unusual effort made to prepare the market or create a demand for the securities;

(vii)	No extraordinary commission or other consideration is paid to a person for the trade;

(viii)	If the person trading the securities is an insider of the Company, the person reasonably believes that the Company is not in default of securities legislation; and

(ix)	All certificates representing the Offered Securities bear the Canadian restrictive legend set out in Section 13(1) of MI 51-105.

(b)
All certificates representing the Option Shares issued by the Company to the Optionee will be endorsed with a restrictive legend substantially similar to the following as set out in Section 13(1) of MI 51-105:

“THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM A JURISDICTION IN CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKETS ARE MET.”

(c)
If the Optionee is a resident of the Province of Ontario, the Optionee acknowledges and agrees that, in addition to MI 51-105, any trade by the Optionee of the Option Shares will also be subject to additional restrictions on resale until:

(i)	all applicable resale restrictions have been satisfied and the applicable hold period has expired in accordance with Canadian National Instrument 45-102 – Resale of Securities (“NI 45-102”);

(ii)
a further exemption under Canadian National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”) or the applicable securities legislation is available to the Optionee in respect of a trade of the Option Shares;

(iii)	an appropriate discretionary order under applicable securities legislation is obtained; or

(iv)	the Optionee, if a control person, has satisfied all conditions relating to sales by control persons set out in NI 45-102 or the applicable securities legislation.

(d)
If the Optionee is a resident of the Province of Ontario, the Optionee understands and acknowledges that upon the issuance of the Option Shares all the certificates representing the Option Shares, if issued prior to the date that is four months plus one day following the date hereof, the Option Shares, as well as all certificates issued in exchange for or in substitution of the foregoing securities, shall bear the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [insert the date that is four months and a day after the distribution date].”

6. Representations and Warranties of the Optionee.  The Optionee represents, warrants and covenants to and with the Company as follows, and acknowledges that the Company is relying upon such covenants, representations and warranties in connection with the granting of the Options to the Optionee and the offer, sale and issuance of the Option Shares to the Optionee upon exercise of this Option:

(a)
The Optionee is not a “U.S. person” (as that term is defined in Rule 902 of Regulation S), is not acquiring any of the Company’s securities being offered in this Agreement for the account or benefit of such a U.S. person, and the Optionee was not in the United States either at the time the offer to purchase the Company’s securities was received or at the time of the Optionee’s decision to purchase the Company’s securities being offered under this Agreement.

(b)	The Optionee is an “accredited investor” as defined in Canadian National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”) and the Optionee has completed, signed and delivered to the Company:

(i)	the Canadian Accredited Investor Confirmation attached to this Agreement as Schedule “B”; and

(ii)
if the Optionee is an accredited investor under paragraphs (j), (k) and (l) of the Canadian Accredited Investor Confirmation, the Risk Acknowledgement Form attached to this Agreement as Schedule “C”; and

(iii)	the Canadian Investor Qualification Form attached to this Agreement as Schedule “D”.

(c)
The Optionee acknowledges that an investment in the Company is highly speculative, and involves a high degree of risk as the Company is in the early stages of developing its business, and may require substantial funds, and that only persons who can afford the loss of their entire investment should consider investing in the Company.  The Optionee is able to fend for himself/herself/itself, can bear the economic risk of the Optionee's investment, and has such knowledge and experience in financial or business matters such that the Optionee is capable of evaluating the merits and risks of an investment in the Company’s securities as contemplated in this Agreement.

(d)
The Optionee has had full opportunity to review the Company’s periodic filings with the SEC pursuant to the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “US Exchange Act”), including, but not limited to, the Company’s annual reports, quarterly reports, current reports and additional information regarding the business and financial condition of the Company.  The Optionee has had full opportunity to ask questions and receive answers from the Company regarding this information, and to review and discuss this information with the Optionee’s legal and financial advisors.  The Optionee believes he/she/it has received all the information he/she/it considers necessary or appropriate for deciding whether to acquire the Options and that the Optionee has had full opportunity to discuss this information with the Optionee’s legal and financial advisors prior to executing this Option Agreement.

(e)
The Optionee acknowledges that the offering of the Option Shares by the Company has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) or any other securities commission or regulatory body, and that the Options Shares will be issued by the Company pursuant to an exemption from registration under the Securities Act and an exemption from the prospectus requirements under applicable Canadian securities laws.

(f)
The Option Shares will be acquired by the Optionee for investment for the Optionee's own account, as principal, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Optionee has no present intention of selling, granting any participation in, or otherwise distributing the same.  The Optionee does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Option Shares.

(g)	The Optionee has attained the age of majority and has the legal capacity and competence to execute this Agreement, and to take all actions required pursuant hereto.

(h)
The Optionee acknowledges that because his or her acquisition of the Options and the Option Shares is being made pursuant to exemptions from the registration and prospectus requirement of applicable Canadian securities laws:

(a)	the Optionee is restricted from using certain civil remedies available under the applicable Canadian securities laws;

(b)	the Optionee will not receive a prospectus that might otherwise be required to be provided to the Subscriber under the applicable Canadian securities legislation if the exemptions were not being used;

(c)	the offering of the securities need not be carried out through an investment advisor;

(d)	the Company is relieved from certain obligations that would otherwise apply under the applicable Canadian securities legislation if the exemptions were not being used; and

(e)
the issuance and sale of the Options and the Option Shares to the Optionee is subject to the sale being exempt from the registration and prospectus requirements of NI 45-106 and the applicable securities legislation.

7. Capital Adjustments.  The existence of the Options shall not affect in any way the right or power of the Company or its stockholders to: (1) make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business;  (2) enter into any merger or consolidation; (3) issue any bonds, debentures, preferred or prior preference stocks ahead of or affecting the common stock or the rights thereof, (4) issue any securities convertible into any common stock, (5) issue any rights, options, or warrants to purchase any common stock, (6) dissolve or liquidate the Company, (7) sell or transfer all or any part of its assets or business, or (8) take any other corporate act or proceedings, whether of a similar character or otherwise.

8. Adjustments for Reorganizations and Recapitalizations.  If there shall, prior to the exercise of any of the Options, be any stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders (other than a normal cash dividend) or other change in the Company’s corporate or capital structure that results in (a) the Company’s outstanding shares of common stock (or any securities exchanged therefore or received in their place) being exchanged for a different number or kind of securities of the Company or any other corporation, or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of the Company’s common stock, then there shall automatically be an adjustment in either  the number of shares which may be purchased pursuant hereto, the type of shares which may be purchased pursuant hereto or the price at which such shares may be purchased, or any combination thereof, so that the rights evidenced hereby shall thereafter as reasonably as possible be equivalent to those originally granted hereby.  The Company shall have the sole and exclusive power to make such adjustments as it considers necessary and desirable.

9. Transfer of the Options.  During the Optionee's lifetime, the Options shall be exercisable only by the Optionee, and may not be transferred by the Optionee without the express written consent of the Company, to be obtained in each instance. Upon the Optionee’s death, the Options may be transferred solely in accordance with the laws of descent and distribution, and will continue to be exercisable in accordance with the terms and conditions set forth herein.

10. Rights as Shareholder.  The Optionee will not be deemed to be a holder of any shares pursuant to the exercise of the Options until he or she pays the Exercise Price and a stock certificate is delivered to him or her for those shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date the stock certificate is delivered.

11. Withholding Taxes.  The Optionee authorizes the Company to withhold from any payments due to the Optionee by the Company, whether pursuant to this Agreement or otherwise, any amounts required to be withheld and remitted by the Company on account of any income and employment taxes resulting from this Agreement.

12. Miscellaneous.

(a)
Any notice required or permitted to be given under this Agreement shall be in writing and may be delivered personally or by fax, or by prepaid registered post addressed to the parties at such address of which notice may be given by either of such parties.  Any notice shall be deemed to have been received, if personally delivered or by fax, on the date of delivery, and, if mailed as aforesaid, then on the fifth business day after and excluding the day of mailing.

(b)
This Agreement and the rights and obligations and relations of the parties shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein (but without giving effect to any conflict of laws rules). The parties agree that the courts of the Province of British Columbia shall have jurisdiction to entertain any action or other legal proceedings based on any provisions of this agreement. Each party attorns to the jurisdiction of the courts of the Province of British Columbia.

(c)	Time shall be of the essence of this agreement and of every part of it and no extension or variation of this agreement shall operate as a waiver of this provision.

(d)	This Agreement may be executed in one or more counterparts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Grant Date set forth above.

CELL MEDX CORP.
by its authorized signatory:

Name

Title

OPTIONEE:

SIGNATURE OF OPTIONEE

NAME OF OPTIONEE

ADDRESS

150,000
NUMBER OF OPTIONS

SCHEDULE “A” TO
NON-QUALIFIED OPTION AGREEMENT

NOTICE OF EXERCISE FORM

TO:           CELL MEDX CORP.
A Nevada corporation (the “Company”)

Dear Sirs:

The undersigned (the “Subscriber”) hereby exercises the right to purchase and hereby subscribes for

_________________________________________
(Insert No. of Shares)

shares (the “Option Shares”) of the common stock, par value $0.001 per share (the “Common Stock”) of the Company referred to in the Non-Qualified Stock Option Agreement between the Company and the Optionee dated the ____ day of _______________, 2015 (the “Option Agreement”), in accordance with the terms and conditions thereof, and herewith makes payment by cheque of the purchase price in full for the Option Shares in accordance with the Option Agreement. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Option Agreement.

Please issue a certificate for the shares being purchased as follows in the name of the Subscriber:

NAME:
(Please Print)
ADDRESS:

The Subscriber represents and warrants to the Company that:

(a)
The Subscriber is not a “U.S. person” (as that term is defined in Rule 902 of Regulation S), is not acquiring any of the Company’s securities being offered in this Agreement for the account or benefit of such a U.S. person.

(b)
The Subscriber was not in the United States either at the time the offer to purchase the Company’s securities was received or at the time of the Optionee’s decision to purchase the Option Shares as set forth above.

(c)
The Subscriber has not offered or sold the Option Shares within the meaning of the United States Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the “US Securities Act”);

(d)
The Subscriber is acquiring the Option Shares for its own account for investment purposes, with no present intention of dividing its interest with others or of reselling or otherwise disposing of all or any portion of the same;

(e)
The Subscriber does not intend any sale of the Option Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance;

(f)	The Subscriber has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Option Shares;

(g)	The Subscriber is not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of the Option Shares;

(h)	The Option Shares were offered to the Subscriber in direct communication between the Subscriber and the Corporation and not through any advertisement of any kind;

(i)	The Subscriber has the financial means to bear the economic risk of the investment which it hereby agrees to make;

(j)	This subscription form will also confirm the Subscriber’s agreement as follows:

(i)
Unless there is a registration statement under US Securities Act regarding the exercise of the Options, and such registration statement is effective at the time the Options are exercised (or any portion thereof), the Option Shares may not be resold, transferred or hypothecated except pursuant to an effective registration statement under the US Securities Act and any applicable state securities laws, or an opinion of counsel satisfactory to the Corporation to the effect that such registration is not necessary.  The Company will refuse to register any sale or transfer of the Option Shares not made in compliance with the US Securities Act or any other applicable securities laws.

(ii)
Only the Company can take action to register the Option Shares under the US Securities Act or applicable state securities law or to comply with the requirements for an exemption under the US Securities Act or applicable state securities law.

(iii)
Unless there is a registration statement under US Securities Act regarding the exercise of the Options, and such registration statement is effective at the time the Options are exercised (or any portion thereof), the certificates representing the Option Shares will be endorsed with a legend substantially as follows or such similar or other legends as deemed advisable by the lawyers for the Company to ensure compliance with the US Securities Act and any other applicable laws or regulations:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

(k)
The Subscriber acknowledges and agrees that the Company is an “OTC reporting issuer” as that term is defined in Canadian Multilateral Instrument 51-105 – Issuers Quoted in the U.S. Over-the-Counter Markets, as amended (“MI 51-105”), and that the Option Shares will be, issued and sold pursuant to exemptions from the prospectus requirements of applicable Canadian securities laws.  The Subscriber further acknowledges and agrees that (i) the Option Shares may not be traded in or from a jurisdiction in Canada unless such trade is made in accordance with the provisions of MI 51-105; (ii) the Optionee will, and will cause its affiliates to, comply with such conditions in making any trade of the Option Shares in or from a jurisdiction in Canada; and (iii) the Company will refuse to register any transfer of the Option Shares made in connection with a trade of such securities in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105.

(l)
All certificates representing the Option Shares issued by the Company to the Optionee will be endorsed with a restrictive legend substantially similar to the following as set out in Section 13(1) of MI 51-105:

THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM A JURISDICTION IN CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKETS ARE MET.

-- THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK –

(m)
If the Optionee is a resident of the Province of Ontario, the Optionee understands and acknowledges that upon the issuance of the Option Shares all the certificates representing the Option Shares, if issued prior to the date that is four months plus one day following the date hereof, the Option Shares, as well as all certificates issued in exchange for or in substitution of the foregoing securities, shall bear the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [insert the date that is four months and a day after the distribution date].”

DATED this   day of  ,  .
Signature of Subscriber:
Name of Subscriber:
Address of Subscriber: